UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2006
Kraton Polymers LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation)	File Number)

700 Milam Street, Suite 1300	77002
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	832-204-5400
Not Applicable

Former name or former address, if changed since last report
Polymer Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, Suite 1300	77002
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Presentation dated May 11, 2006

Item 7.01 Regulation FD Disclosure.
On May 11, 2006, Kraton Polymers LLC’s (“Kraton”) President and Chief Executive Officer, George Gregory together with other executive officers presented an update on Kraton via conference call, which was open to the public and broadcast live over the Internet. For those unable to listen to the live call, a replay is available 24 hours a day beginning at approximately 5:00 p.m. CT May 11th through 5:00 p.m. CT on May 25th. To hear a replay of the call over the Internet, access Kraton’s Website at http://www.Kraton.com. To hear a telephonic replay of the call, dial 800-337-6538 and International callers dial 203-369-3798. A copy of the presentation is attached as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is filed with this Current Report pursuant to Item 7.01.
(c)    Exhibits
99.1    Presentation dated May 11, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC
May 11, 2006	By:	/s/ Raymond K. Guba
		Name:	Raymond K. Guba
		Title:	Vice President and Chief Financial Officer

Polymer Holdings LLC
May 11, 2006	By:	/s/ Raymond K. Guba
		Name:	Raymond K. Guba
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Presentation dated May 11, 2006.